INCOME TAXES (Components of Deferred Taxes) (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Deferred tax assets
Bad debt provision	$ 913	$ 700
Impairment of long-lived asset	13,038	12,673
Net operating losses ("NOLs")	28,915	27,130
Less: valuation allowance	(42,866)	(40,503)
Total deferred tax assets, net	$ 0	$ 0